Exhibit 99.8


                                                                  EXECUTION COPY
                                                                  --------------

               SPECIAL PREFERRED VOTING SHARES PURCHASE AGREEMENT



               THIS SPECIAL PREFERRED VOTING SHARES PURCHASE AGREEMENT (this "Agreement"), dated as of November 17, 2003 is entered into by and among CharterMac, a Delaware statutory trust ("CharterMac"), and APH Associates L.P., DLK Associates L.P, Marc Associates L.P., Related General II, L.P. and SJB Associates L.P. (each a "Purchaser," and collectively "Purchasers").

                                    RECITALS

               WHEREAS, an affiliate of CharterMac, CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC"), is acquiring, among other things, certain assets from the Purchasers pursuant to (i) a Contribution Agreement, dated as of December 17, 2002 (the "Contribution Agreement"), by and among CCC and the parties named therein including the Purchasers (capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement) and (ii) a Contribution Agreement, dated as of November 17, 2003, by and among J. Michael Fried, JMF Associates, L.P. and Fried Family 2001 Trust (collectively, the "Fried Parties") (the "Fried Contribution Agreement"); and

               WHEREAS, in order to induce the Purchasers to consummate the transactions contemplated by the Contribution Agreement and the Fried Contribution Agreement, CharterMac has agreed to sell, and the Purchasers have agreed to purchase, in accordance with Section 1 hereof, special preferred voting shares of beneficial interest in CharterMac (the "Special Preferred Voting Shares"), having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation of CharterMac Special Preferred Voting Shares substantially in the form of Exhibit A hereto (the "CharterMac Certificate of Designation").

               NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

       Section 1. Purchase and Sale. (a) Purchase of Shares. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, CharterMac agrees to sell, convey, transfer and deliver to the Purchasers, and the Purchasers agree to purchase from CharterMac, on the date hereof, 15,905,512 Special Preferred Voting Shares.

               (b) Purchase Price. The purchase price to be paid by the Purchasers to CharterMac for the purchase of the Special Preferred Voting Shares shall be equal to the amount


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equal to $.01 per Special Preferred Voting Share (the "Per
Share Purchase Price"), payable as provided in Section 1(d) hereof.

               (c) Allocation of the Special Preferred Voting Shares. The Special Preferred Voting Shares shall be allocated among the Persons comprising Purchaser in accordance with the allocation of CCC Units on Schedule 2.5 of the Contribution Agreement, as such Schedule is adjusted for any adjustment thereunder, as directed by Contributor's Agent with the Consent of CCC.

               (d) Payment for and Delivery of the Shares.

                   (1) The parties agree to effect the transactions contemplated hereby on the date hereof (the "Special Preferred Voting Shares Closing"), simultaneously with, and conditioned upon, the Closing of the transactions contemplated under the Contribution Agreement, at the offices of Paul, Hastings, Janofsky & Walker LLP located at 75 East 55th Street, New York, New York.

                   (2) At the Special Preferred Voting Shares Closing:

                       (i) each Purchaser shall pay to CharterMac in cash an amount equal to the Per Share Purchase Price multiplied by the number of Special Preferred Voting Shares allocated to such Purchaser, by wire transfer of immediately available funds to an account specified by CharterMac in writing to the Purchasers not less than one Business Day prior to the Special Preferred Voting Shares Closing.

                       (ii) upon receipt by CharterMac of such amount, CharterMac shall deliver to each Purchaser one or more share certificates representing the Special Preferred Voting Shares allocated to such Purchaser; provided that, to the extent such Purchaser has agreed to assign Special Preferred Voting Shares to the Fried Parties in accordance with the terms of that certain Transaction Agreement, dated as of September 8, 2003, by and between the Fried Parties and the Persons named therein comprising the RCC Parties, CharterMac shall cause the delivery of the share certificates representing such Special Preferred Voting Shares to the Fried Parties in lieu of such Purchaser.

               (e) At the Special Preferred Voting Shares Closing, the following certificates, documents, instruments and agreements shall be executed and/or delivered, subject to the terms of this Agreement, by the parties as set forth below:

                   (1) CharterMac shall deliver the CharterMac Certificate of Designation.

                   (2) CharterMac shall deliver the amended and restated by-laws of CharterMac substantially in the form of Exhibit B hereto (the "CharterMac Bylaws").

                   (3) The amended and restated trust agreement of CharterMac, substantially in the form of Exhibit C hereto, shall be executed and delivered by the parties identified thereon as signatories thereto (the "CharterMac Trust Agreement," and together with


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the CharterMac Certificate of Designation and the CharterMac Bylaws, the "Other
Documents").

                   (4) CharterMac and the Purchasers shall each deliver such other certificates, documents, instruments and agreements as CharterMac or the Purchasers, as the case may be, shall deem reasonably necessary in order to effectuate the transactions contemplated hereby in form and substance reasonably satisfactory to the party requesting the same.

       Section 2. Representations and Warranties of the Purchaser. Each Purchaser hereby, severally and not jointly, represents and warrants to CharterMac as to itself as follows:

               (a) Organization. Purchaser is duly organized and validly existing under the laws of its place of formation. Purchaser has the requisite power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted, and is duly qualified as a foreign partnership in each jurisdiction where such qualification is necessary for the conduct of its business as currently conducted, except where the failure to be so qualified would not reasonably be likely to have a Material Adverse Effect.

               (b) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Purchaser. Purchaser has the requisite power and authority to enter into, deliver and perform this Agreement. This Agreement is, or upon the execution and delivery thereof will be, a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting creditors' rights generally.

               (c) No Registration; Legend. Purchaser has been advised that the Special Preferred Voting Shares have not been registered under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Act") and, therefore, cannot be resold unless they are registered under the Act or unless an exemption from registration is available. Purchaser acknowledges that the certificate(s) representing the Special Preferred Voting Shares contain a legend substantially as follows:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE, PLEDGE OR TRANSFER.

       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE CERTIFICATE OF DESIGNATION OF THE SPECIAL PREFERRED VOTING SHARES.

               (d) Purchase for Investment, etc.


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                       (1) Purchaser is purchasing the Special Preferred Voting
Shares for its own account, for investment and not with a view to, or for resale in connection with, the distribution thereof or with any present intention of distributing or reselling any thereof in violation of the Act.

                       (2) Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Special Preferred Voting Shares and is aware that it may have to bear the economic risk of such investment for an indefinite period of time or to suffer a complete loss of its investment.

                       (3) Purchaser is an "accredited investor" (as defined in Rule 501 promulgated under the Act).

                       (4) The Special Preferred Voting Shares were not offered to any persons by means of a general solicitation or publicly disseminated advertisement or sales literature, nor is the Purchaser aware of any offers made to other persons by such means.

       Section 3. Representations and Warranties of CharterMac. CharterMac hereby represents and warrants to the Purchasers as follows:

               (a) Organization. CharterMac is duly formed and validly existing under the laws of the State of Delaware. CharterMac has the requisite power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted, and is duly qualified as a foreign trust in each jurisdiction where such qualification is necessary for the conduct of its business as currently conducted, except where the failure to be so qualified would not reasonably be likely to have a Material Adverse Effect.

               (b) Authority; Power. The execution and delivery of this Agreement and the Other Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of CharterMac. CharterMac has the requisite power and authority to enter into, deliver and perform this Agreement and the Other Documents. Upon their execution and delivery, this Agreement and the Other Documents will be legal, valid and binding obligations of CharterMac, enforceable against CharterMac in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting creditors' rights generally.

               (c) Special Preferred Voting Shares. Each Special Preferred Voting Share issued to the Purchasers will be, when so issued against payment therefor as provided in Section 1(d) hereof, duly authorized, validly issued, fully paid and nonassessable.

       Section 4.  Miscellaneous.

               (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third business day after mailing (on the first business day after mailing in the


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case of a nationally recognized overnight air courier service) to the parties at the following addresses:

               if to CharterMac, to:

                             CharterMac
                             625 Madison Avenue, 5th Floor
                             New York, New York 10022
                             Attention: Mr. Stuart J. Boesky

               with a copy to:

                             Paul, Hastings, Janofsky & Walker LLP
                             75 East 55th Street
                             New York, New York 10022
                             Attention: Mark Schonberger, Esq.

               and:

                             if to the Purchasers, to such Purchaser at such
address as set forth on Schedule A hereto.

               Any party may by notice given in accordance with this Section 4(a) to the other parties designate another address or Person for receipt of notices hereunder.

               (b) Amendments and Waivers. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by or on behalf of all of the parties hereto; provided, however, that any such modification, amendment or supplement shall require the approval of not less than a majority of the independent trustees of CharterMac.

               (c) Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (which, in the case of a waiver by CharterMac, shall require the approval of not less than a majority of its independent trustees), but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 4(c).

               (d) Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

               (e) Jurisdiction. Any action or proceeding arising under or in connection with this Agreement shall be instituted in the United States District Court for the Southern District of New York or the courts of the State of New York sitting in the County of New York, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts in any such action or


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proceedings and irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto Consent to service of process upon them in the manner set forth in Section 4(a) hereof.

               (f) Assignment. No party may assign any of its rights or delegate any of its duties under this Agreement without the prior written Consent of the other parties.

               (g) Severability. The invalidity or unenforceability of any provisions of this Agreement in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

               (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (i) Section Headings. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections are to sections of this Agreement, unless otherwise indicated.

               (j) Entire Agreement. This Agreement, together with the Contribution Agreement, the other Collateral Agreements and the Other Documents, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement, the Contribution Agreement, the other Collateral Agreements and the Other Documents supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

               (k) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Agreement.

               (l) Interpretation.

                   (1) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumptions or burden of


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proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

                   (2) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                   (3) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

               (m) Further Assurances. Each of the parties shall use reasonable efforts to execute and deliver to any other party such additional documents and take such other action, as any other party may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]


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       IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                  CHARTERMAC

                                  By: /s/ Alan P. Hirmes
                                       Name: Alan P. Hirmes
                                       Title: Chief Operating Officer

                                  APH ASSOCIATES L.P.

                                  By:  APH Associates, Inc., its general
                                       partner

                                       By: /s/ Alan P. Hirmes
                                           Name: Alan P. Hirmes
                                           Title:

                                  DLK ASSOCIATES L.P.

                                  By:  DLK Associates, Inc., its general
                                       partner

                                       By: /s/ Denise L. Kiley
                                           Name: Denise L. Kiley
                                           Title:

                                  MARC ASSOCIATES L.P.

                                  By:  Marc Associates, Inc., its general
                                       partner

                                       By: /s/ Marc D. Schnitzer
                                           Name: Marc D. Schnitzer
                                           Title:


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                                  RELATED GENERAL II, L.P.

                                  By:  RCMP, Inc., its general partner

                                       By: /s/ Jeff T. Blau
                                           Name: Jeff T. Blau
                                           Title: Vice President

                                  SJB ASSOCIATES L.P.

                                  By:  SJB Associates, Inc., its general partner

                                       By: /s/ Stuart J. Boesky
                                           Name: Stuart J. Boesky
                                           Title:


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                                                                      Schedule A
                                                                      ----------

                              Addresses for Notices
                              ---------------------

If to APH Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Alan P. Hirmes

If to DLK Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Ms. Denise L. Kiley

If to Marc Associates, L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Marc D. Schnitzer

If to SJB Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Stuart J. Boesky

If to Related General II L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Jeff Blau

with a copy to:

              Michael Orbison, Esq.
              625 Madison Avenue


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              New York, NY 10022

and with a copy to:

              Proskauer Rose LLP
              1585 Broadway
              New York, NY 10036
              Attention: Steven Fishman, Esq.


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